SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): January 2, 2003



                             Greenbriar Corporation
             (Exact name of registrant as specified in its charter)



         Nevada                       0-8187                      75-2399477
------------------------       ---------------------         -------------------
(State of incorporation)       (Commission File No.)         (IRS Employer
                                                             Identification No.)


              14185 Dallas Parkway, Suite 650, Dallas, Texas 75254
           ----------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                 (972) 407-8400
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         James R. Gilley, Chairman of the Board, President and Chief Executive Officer of Greenbriar Corporation died on December 30, 2002. Mr. Gilley joined the Company in the above named positions in November 1989.

         The Board of Directors has elected Gene S. Bertcher interim President and Chief Executive Officer. Mr. Bertcher, a Certified Public Accountant, has been Executive Vice President and Chief Financial Officer of the Company since November 1989. Mr. Bertcher was a director of Greenbriar from November 1989 until September 1996. He was re-elected to the Board in 2000.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 2, 2003

                                                        GREENBRIAR CORPORATION




                                                        By: /s/ Gene S. Bertcher
                                                           ---------------------
                                                           Gene S. Bertcher
                                                           President & CEO